EXTENSION OF OPTION AGREEMENT

WHEREAS, ARBUTUS MINERALS LLC (“Arbutus’) and LRE EXPLORATION LLC (“LRC”) are parties to an Option Agreement ( the “Agreement”) dated November 30, 2010; and

WHEREAS, Section 4.3 b) of the Agreement requires LRE to pay Arbutus Ten Thousand Dollars ($10,000) on or before November 30, 2011; and

WHEREAS, Arbutus and LRE desire to extend the November 30, 2011 payment date by Six (6) additional months,

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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The payment date of November 30, 2011 as defined in the Agreement is hereby extended to May 31, 2012.

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All other terms of the Agreement shall remain in full force and effect.

This agreement may be executed in counterpart.

IN WITNESS WHEREOF, the parties have executed this Extension of the Option Agreement effective as of October 18, 2011.

ARBUTUS MINERALS LLC

per /s/ Richard Green

       Richard Green, Manager

LRE EXPLORATION LLC

per /s/ Ruth Cruz

       Ruth Cruz Santos, Manager